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                                                                EXHIBIT 10.6


  AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT AND UNCONDITIONAL GUARANTY

      THIS AMENDMENT (this "AMENDMENT"), dated as of March 15, 2002, is entered into among IRON MOUNTAIN STATUTORY TRUST - 2001, a Connecticut statutory trust (the "LESSOR"), IRON MOUNTAIN INFORMATION MANAGEMENT, INC. (f/k/a Iron Mountain Records Management, Inc.), a Delaware corporation (the "LESSEE") and IRON MOUNTAIN INCORPORATED, a Pennsylvania corporation (the "GUARANTOR").

                               W I T N E S S E T H :

      WHEREAS, the Lessor and the Lessee have heretofore entered into a Master Lease and Security Agreement, dated as of May 22, 2001, as amended by Amendment No. 1 dated as of November 1, 2001 (the "LEASE"); and

      WHEREAS, the Guarantor has executed and delivered an Unconditional Guaranty dated as of May 22, 2001 (the "GUARANTY") in favor of the Lessor; and

      WHEREAS, the Lessee and the Guarantor have requested that the Lease and the Guaranty be amended in certain respects, and the Lessor has indicated its willingness to consent to such amendments;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. DEFINITIONS. Capitalized terms used but not otherwise defined in this Amendment have the meanings specified in Appendix 1 to the Lease; and the rules of interpretation set forth in Appendix 1 shall apply to this Amendment.

      2. AMENDMENT TO LEASE. The definition of "Iron Mountain Credit Agreement" in Appendix 1 of the Lease is hereby amended in full to read as follows:

            "IRON MOUNTAIN CREDIT AGREEMENT" means the Fifth Amended and Restated Credit Agreement dated as of March 15, 2002, among the Guarantor, Iron Mountain Canada Corporation, the lenders from time to time parties thereto, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, and The Chase Manhattan Bank, as Administrative Agent, as amended, amended and restated, modified, extended, refinanced or supplemented from time to time (except as otherwise specified in any Operative Document).

      3. AMENDMENTS TO GUARANTY. The Guaranty is hereby amended as follows:

            (a) Section 10 of the Guaranty is amended by adding a new last paragraph thereto to read as follows:

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            Any financial statement required to be delivered pursuant to this
      Section 10 shall be deemed to have been delivered on the date on which the Guarantor posts such financial statement on the Intralinks website on the Internet at WWW.INTRALINKS.COM; provided that the Guarantor shall give notice of any such posting (together with access instructions therefor) to the Lessor, each Equity Participant and the Administrative Agent (and the Administrative Agent shall then give notice of any such posting (with such access instructions) to the Lenders). Notwithstanding the foregoing, the Guarantor shall deliver paper copies of any financial statement referred to in this Section 10 to the Administrative Agent if the Administrative Agent or any Lender requests the Guarantor to deliver such paper copies until written notice to cease delivering such paper copies is given by the Administrative Agent.

            (b) The Leverage Ratio grid set forth in Section 11(a)(i) of the Guaranty is amended in full to read as follows:

      ------------------------------------------------------------------
      PERIOD                                             LEVERAGE RATIO
      ------------------------------------------------------------------
      From July 1, 2001 through March 31, 2002             5.50 to 1
      ------------------------------------------------------------------
      From April 1, 2002 through December 31, 2002         5.65 to 1
      ------------------------------------------------------------------
      From January 1, 2003 through March 31, 2003          5.55 to 1
      ------------------------------------------------------------------
      From April 1, 2003 through June 30, 2003             5.45 to 1
      ------------------------------------------------------------------
      From July 1, 2003 through September 30, 2003         5.35 to 1
      ------------------------------------------------------------------
      From October 1, 2003 through December 31, 2003       5.25 to 1
      ------------------------------------------------------------------
      From January 1, 2004 and at all times thereafter     5.00 to 1
      ------------------------------------------------------------------


            (c) The Interest Coverage Ratio grid set forth in Section 11(a)(ii) of the Guaranty is amended in full to read as follows:

      ------------------------------------------------------------------
      PERIOD                                         INTEREST COVERAGE
                                                            RATIO
      ------------------------------------------------------------------
      From July 1, 2001 through June 30, 2003               2.00
      ------------------------------------------------------------------
      From July 1, 2003 through September 30, 2003          2.10
      ------------------------------------------------------------------
      From October 1, 2003 through December 31,             2.15
      2003
      ------------------------------------------------------------------
      From January 1, 2004 through June 30, 2004            2.25
      ------------------------------------------------------------------
      From July 1, 2004 through September 30, 2004          2.35
      ------------------------------------------------------------------
      From October 1, 2004 and at all times                 2.50
      thereafter
      ------------------------------------------------------------------

            (d) Section 11(a)(iv)(iv)(B) of the Guaranty is amended by replacing the amount "$3,000,000" set forth therein with the amount "$10,000,000".

            (e) Section 13(a)(i) of the Guaranty is amended in full to read as follows:

      "(i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and"


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      4. CONSENT TO REINCORPORATION. Nothing in any Operative Document shall, or shall be deemed to, prohibit or restrict the merger of the Guarantor with or into another corporation for the sole purpose of changing the Guarantor's domicile from Pennsylvania to Delaware, so long as the surviving corporation of such merger, if such surviving corporation is not the Guarantor, shall expressly assume, in writing, the obligations of the Guarantor under the Guaranty and any other Operative Documents to which it is a party, and expressly agree in writing to be bound by all other provisions applicable to the Guarantor under the Guaranty and such other Operative Documents in a manner reasonably satisfactory to the Administrative Agent.

      5. CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts of this Amendment executed by the Lessor, the Lessee, the Guarantor, and the Collateral Agent.

      6. REPRESENTATIONS AND WARRANTIES. As of the date hereof, each of the Lessee and the Guarantor hereby represents and warrants to Lessor, the Administrative Agent and the Lenders that:

            (a) the representations and warranties made by it in each Operative Document to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct on and as of such earlier date; and

            (b) no event has occurred and is continuing under any Operative Document that constitutes a Default or an Event of Default.

      7. COUNTERPARTS. This Amendment may be executed in several counterparts and by the different parties hereto on separate counterparts, all of which taken together shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

      8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      9. OPERATIVE DOCUMENTS REMAIN IN EFFECT. Except as provided herein, all provisions, terms and conditions of the Operative Documents shall remain in full force and effect. As amended hereby, the Operative Documents are ratified and confirmed in all respects.


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      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

                              IRON MOUNTAIN STATUTORY TRUST - 2001,
                              as Lessor
                              By:   First Union National Bank,
                                    not in its individual capacity, except as
                                    expressly provided herein, but solely as
                                    trustee

                              By: /s/ Evangelos Ntavos
                                  --------------------------------------
                                  Evangelos Ntavos
                                  Trust officer

                              IRON MOUNTAIN INFORMATION
                              MANAGEMENT, INC. (f/k/a Iron Mountain Records Management, Inc.), as Lessee

                              By: /s/ JP Lawrence
                                  --------------------------------------
                                  JP Lawrence
                                  VP and Treasurer


                              IRON MOUNTAIN INCORPORATED,
                              as Guarantor

                              By: /s/ JP Lawrence
                                  --------------------------------------
                                  JP Lawrence
                                  VP and Treasurer


      Consented to and Agreed:


      THE BANK OF NOVA SCOTIA,
      as Collateral Agent


      By: /s/ T.M. Pitcher
          -------------------------------
          T.M. Pitcher
          Authorized Signatory


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